UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 1995

                              ASARCO Incorporated
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             (Exact name of registrant as specified in its charter)

     New Jersey                1-164                13-492440
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(State or other jurisdiction  (Commission     (IRS Employer
     of incorporation)        File Number)   Identification No.)

180 Maiden Lane, New York, New York                   10038
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (212) 510-2000
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Item 5.  Other Events.
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On April 5, 1995 ASARCO Incorporated  ("Asarco") purchased the 10.7% interest in
Southern Peru Copper Corporation ("SPCC") held by Newmont Gold Company for a total purchase price of $116.4 million in cash. The purchase increases Asarco's interest in SPCC to 63% from 52.3%.

As a result of the purchase, Asarco will fully consolidate the results of SPCC in its financial statements. Asarco had previously accounted for its investment in SPCC by the equity method.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ASARCO Incorporated

                                                    By:  s/ Augustus Kinsolving
                                                         -----------------------
                                                         Augustus Kinsolving
                                                         Vice President

Date:  April 6, 1995





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                       SECOND RIGHTS AGREEMENT AMENDMENT
                      ----------------------------------

Second Rights Agreement Amendment dated as of February 23, 1995 between ASARCO Incorporated, a New Jersey corporation (the "Company") and The Bank of New York, a New York trust company (the "Rights Agent").


                              W I T N E S S E T H
                              --------------------

WHEREAS, the Company and First Chicago Trust Company of New York entered into a Rights Agreement dated as of July 26, 1989 (the "Rights Agreement") specifying the terms of the dividend declared on July 26, 1989 and consisting of one Right for each outstanding share of ASARCO Incorporated Common Stock held of record on August 7, 1989.

WHEREAS, the Company and the Rights Agent entered into a Rights Agreement Amendment dated as of September 24, 1992 pursuant to which The Bank of New York was appointed Rights Agent instead of and in place of First Chicago Trust Company of New York.

WHEREAS, the Company wishes to amend the Rights Agreement to delete the provisions thereof relating to the special conditions under which M.I.M. Holdings Limited ("MIM") will be deemed an Acquiring Person and to the conditions under which the acquisition by MIM of shares of the Company will be deemed to constitute a Section 11(a)(ii) Event.

NOW, THEREFORE, the parties hereto agree as follows:

1. Amendment to Rights Agreement

The parties hereto agree that the Rights Agreement shall be amended as provided below, effective as of the date of this Amendment:

(a) Section 1(a) of the Rights Agreement is hereby amended by deleting the second paragraph thereof.

(b)  Section 1(v) of the Rights Agreement is hereby deleted.

(c) Section 11(a)(ii) of the Rights Agreement is hereby amended by deleting the second paragraph thereof.






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2. Miscellaneous

(a) This Amendment has been duly authorized by the Board of Directors of the Company at a meeting held on February 22, 1995 and is in compliance with the terms of Section 26 of the Rights Agreement.

(b) Except as otherwise expressly provided, or unless the context otherwise requires, all terms used herein have the meanings assigned to them in the Rights Agreement.

(c) Each party hereto waives any requirement under the Rights Agreement that any additional notice be provided to it pertaining to the matters covered by this Amendment.

(d) This Amendment may be executed in manually-signed originals or by facsimile in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Rights Agreement Amendment to be duly executed and their respective corporate seals to be hereto affixed and attested, all as of the day and year first above written.


[Seal]

Attest:                                              ASARCO Incorporated

By:   s/ Carmen D. Gonzalez                 By:   s/ Augustus Kinsolving
      ---------------------                        -----------------------
Name: Carmen D. Gonzalez                    Name: Augustus Kinsolving
Title:Assistant Secretary                   Title:Vice President


Attest:                                              The Bank of New York

By:    s/ Robert Dietz                      By:   s/ John I. Sivertsen
       ----------------                            -----------------------
Name:  Robert Dietz                         Name:  John I. Sivertsen
Title: Assistant Vice President             Title: Vice President